Exhibit 10.4

EXECUTION VERSION

JOINDER TO AMENDED AND RESTATED CREDIT AGREEMENT AND CREDIT DOCUMENTS

This JOINDER TO AMENDED AND RESTATED CREDIT AGREEMENT AND CREDIT DOCUMENTS (this “Joinder”), is dated this 10th day of June, 2014, by and among Kirk & Nice, Inc., a Pennsylvania corporation and Kirk & Nice Suburban Chapel, Inc., a Pennsylvania corporation (each, a “New Borrower” and together, the “New Borrowers”), and the other Credit Parties (as defined below), in favor of the Lenders (as defined below) and Bank of America, N.A., a national banking association organized and existing under the laws of the United States of America, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Collateral Agent for the benefit of the Secured Parties (in such capacity, the “Collateral Agent”), as Swing Line Lender and as L/C Issuer.

BACKGROUND

A. Pursuant to that certain Third Amended and Restated Credit Agreement, entered into on January 19, 2012, as amended, by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company set forth on the signature pages thereto (together with the Operating Company, the “Existing Borrowers” and collectively with the New Borrowers, the “Borrowers” and together with the General Partner and the Partnership, collectively the “Credit Parties”), the lenders party thereto (the “Lenders”), the Administrative Agent, Raymond James Bank, FSB, as Syndication Agent, and Capital One, National Association, as Documentation Agent (as so amended, and as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a single revolving credit facility in the maximum aggregate principal amount of One Hundred Thirty Million Dollars ($140,000,000).

B. Pursuant to the Credit Agreement and the Credit Documents, the Existing Borrowers have granted to the Collateral Agent, for the benefit of the Secured Parties, a lien on and security interest in substantially all of their property and assets to secure all Secured Obligations (as defined in each Security Document).

C. Contemporaneously herewith, certain of the Existing Borrowers have entered into (a) an Asset Sale Agreement dated as of April 2, 2014 for a purchase price not to exceed $53,055,000 (subject to certain adjustments set forth therein) together with assumption of certain liabilities set forth therein, and (b) an Asset Sale Agreement dated as of April 2, 2014 for a purchase price not to exceed $745,000 (subject to certain adjustments set forth therein), together with assumption of certain liabilities set forth therein (together, the “Acquisition Agreements”), to acquire certain cemeteries, funeral homes (including acquisition of the New Borrowers), crematory businesses and various related assets in Florida, North Carolina, Virginia and Pennsylvania (the “Acquired Assets”).

D. The New Borrowers will benefit, directly and indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

Now, therefore, for value received, and in consideration of Loans made or to be made, and other credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, the New Borrowers and each other Credit Party hereby agree as follows:

1. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Each Borrower represents and warrants that the purchase of the Acquired Assets pursuant to the Acquisition Agreements, including, without limitation, the making of any Loans relating thereto, conforms, or will conform at the time of the related acquisition, in all respects with all the requirements of the Credit Agreement (other than any requirements waived in writing by Required Lenders).

3. Each New Borrower acknowledges and agrees that it hereby agrees to join as a “Borrower” under the Credit Agreement, and to join, in the same capacity as the Existing Borrowers, in the Notes, the Security Agreement, the Pledge Agreement, and the other Security Documents and Credit Documents.

4. This Joinder is effective upon the date of each New Borrower’s execution and delivery hereof to the Administrative Agent and upon such execution and delivery, all references in: (a) the Credit Agreement and other Credit Documents to the terms “Borrower” or “Borrowers”; (b) the Pledge Agreement to the terms “Pledgor” or “Pledgors”; and (c) the Security Agreement to the terms “Debtor” and “Debtors”, shall be deemed to include the New Borrowers. Without limiting the generality of the foregoing, (i) the New Borrowers hereby affirm all grants (including the grant of a lien and security interest), covenants, agreements, representations, and warranties (except to the extent expressly relating to an earlier date) contained in the Credit Agreement, the Pledge Agreement, and the Security Agreement, as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Borrowers or in which the New Borrowers from time to time have any rights and (ii) in order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the New Borrowers do hereby grant to Collateral Agent, for the benefit of the Secured Parties, and hereby agree that Collateral Agent has and shall continue to have, for the benefit of the Secured Parties, a Lien on, among other things, substantially all of the New Borrower’s property and assets (except for the New Borrower’s lands in licensed cemeteries for which the applicable Governmental Authority has not given approval for the granting of a Lien thereon pursuant to applicable law), constituting Collateral of the New Borrowers, and each and all granting clauses in the Credit Documents are incorporated herein by reference with the same force and effect as if set forth herein in their entirety except that all references in such clauses to the Borrowers, the Pledgors, the Debtors or any of them shall be deemed to include references to the New Borrowers. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of Collateral Agent under the Security Agreement, the Pledge Agreement or any other Credit Document.

5. The information set forth on Schedule A hereto, shall be added to various Annexes to the Pledge Agreement and the Security Agreement described thereon, and such Annexes are amended hereby and thereby.

6. In connection with the execution and delivery of this Joinder, the Existing Borrowers and the New Borrowers have delivered or will deliver to the Administrative Agent or the Collateral Agent, as appropriate, such deliveries as are required by the Credit Agreement, including, without limitation: (a) certificates representing the Equity Interest in the New Borrowers, together with assignments in blank (or such other similar deliveries as may be appropriate in the reasonable discretion of the Administrative Agent); (b) allonges joining the New Borrowers to each Note; (c) a master secretary’s certificate attaching the organizational documents and authorizing resolutions for the New Borrowers and any other applicable Credit Party; (d) mortgages, deeds of trust and other real estate related documentation; and (e) legal opinions with respect to the above deliveries.

7. The New Borrowers represent and warrant that upon each becoming a Borrower, the New Borrowers are in compliance in all material respects, with all representations and warranties, are and shall be bound by and agrees to comply with the covenants contained in the Credit Agreement and other Credit Documents and are not in default in the performance or observation of any covenant or condition under the Credit Agreement or any Credit Document.

8. The New Borrowers hereby acknowledge and agree that the Secured Obligations are secured by all of their respective assets constituting Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement, the Pledge Agreement and the other Credit Documents to the same extent and with the same force and effect as if the New Borrower had originally been one of the Borrowers under the Credit Agreement and had originally executed the same as such a Borrower.

9. Except as specifically modified hereby, all of the terms and conditions of the Credit Agreement and other Credit Documents shall remain unchanged and in full force and effect.

10. The New Borrowers agree to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent, or the Collateral Agent, may reasonably deem necessary or proper to carry out more effectively the purposes of this Joinder and the Credit Documents.

11. No reference to this Joinder need be made in the Credit Agreement or in any other Credit Document, and any reference to any Credit Document in any Credit Document shall be deemed a reference to the Credit Documents as modified hereby, and to include this Joinder, allonges and all other documents executed and delivered in connection herewith.

12. This Joinder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. This Joinder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

14. This Joinder may be executed by facsimile or scanned e-mail attachment and in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

15. The New Borrowers hereby waive acceptance of this Joinder by any and all of the Secured Parties.

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This Joinder to Amended and Restated Credit Agreement and Credit Documents is hereby delivered, acknowledged and agreed to as of the date first above written.

New Borrowers

Kirk & Nice, Inc., a Pennsylvania corporation

By:	/s/ Frank Milles
Name:	Frank Milles
Title:	Vice President

Kirk & Nice Suburban Chapel, Inc., a Pennsylvania corporation

By:	/s/ Frank Milles
Name:	Frank Milles
Title:	Vice President

Joinder

New Borrower Signature Page

Credit Parties

STONEMOR GP LLC

By:	/s/ Timothy K. Yost
	Name:	Timothy K. Yost
	Title:	Chief Financial Officer

STONEMOR PARTNERS L.P.
	By:	STONEMOR GP LLC
its General Partner

By:	/s/ Timothy K. Yost
	Name:	Timothy K. Yost
	Title:	Chief Financial Officer

STONEMOR OPERATING LLC

By:	/s/ Timothy K. Yost
	Name:	Timothy K. Yost
	Title:	Chief Financial Officer

Joinder

Credit Parties Signature Page

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

Kingwood Memorial Park Association

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

By:	/s/ Frank Milles

Frank Milles, as Vice President for each of the above-named Credit Parties, except as President of Bethel Cemetery Association

Joinder

Additional Credit Parties Signature Page

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Puerto Rico Cemetery and Funeral, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Frank Milles

Frank Milles, as Vice President for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Cornerstone Trust Management Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Frank Milles

Frank Milles, as Vice President for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Frank Milles

Frank Milles, as Vice President for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Frank Milles

Frank Milles, as Vice President for each of the above-named Credit Parties

Joinder

Additional Credit Parties Signature Page

ACKNOWLEDGED BY:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Assistant Vice President